SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                    SCHEDULE 14C INFORMATION

     Information Statement Pursuant to Section 14(c) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                  AMERICAN CAREER CENTERS, INC.
        (Name of Registrant as Specified In Its Charter)

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[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction
          applies:
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          transaction computed pursuant to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     5)   Total fee paid:

[ ]  Fee Paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided
     by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form
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                   AMERICAN CAREER CENTERS, INC.
                 205 E. Southern Ave., Suite 200
                      Mesa, Arizona 85210

                      INFORMATION STATEMENT

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being furnished on or about
April 15, 2002 to the holders of record as of the close of business on April 5, 2002 of the common stock of American Career
Centers, Inc. ("ACCI").

ACCI's Board of Directors has approved, and its majority stockholder owning 78.7% of the shares entitled to vote on matters presented to shareholders on April 5, 2002 has consented in writing to, the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares entitled to vote and are sufficient to approve the actions under ACCI's By-Laws and Section 78.320 of the Nevada Revised Statutes. Accordingly, the actions will not be submitted to the other stockholders of ACCI for a vote and this Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

                  ACTIONS BY BOARD OF DIRECTORS
                               AND
                     CONSENTING STOCKHOLDER

GENERAL

ACCI will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. ACCI will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of ACCI's common stock.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to ACCI's Bylaws and Nevada Revised Statutes, a vote by the holders of at least a majority of ACCI's voting power is required to effect the actions described herein. ACCI's Articles of Incorporation does not authorize cumulative voting. As of April 2, 2002, ACCI had 7,793,501 voting shares of common stock issued and outstanding and 4,000,000 voting shares of Series A Convertible Preferred Stock outstanding. Each share of Series A Convertible Preferred Stock is entitled to 2.5 votes on all matters that come before the shareholders for a vote. The consenting stockholder of ACCI, is the record and beneficial owner of 4,000,000 shares of common stock and 4,000,000 shares of Series A Convertible Preferred Stock which represents 78.7% of the issued and outstanding voting shares of the Company.
Pursuant to Section 78.320 of the Nevada Revised Statutes, the consenting stockholders voted in favor of the actions described herein in a written consent, dated April 2, 2002, attached hereto as Exhibit A. The consenting stockholder's name, affiliations with ACCI and his beneficial holdings are as follows:

                                            Shares                   Percent
                                            Beneficially             of
Name                     Affiliation        Held                     Class (3)
----                     -----------        ------------             ---------

DeBaux Holdings, LLC     Majority           4,000,000 Common            51.3%
                         Shareholder (1)    4,000,000 Preferred (2)    100.0%

(1) DeBaux is controlled by Christopher Michael Vance as he owns 100% of the issued and outstanding capital stock and serves as its President. On February 28, 2002, Mr. Vance was elected a director of ACCI and was appointed Vice President and Treasurer. No consideration was paid to Mr. Vance for the consent.

(2)  Each share of Series A Convertible Preferred Stock owned by
DeBaux is entitled to 2.5 votes on all matters that come before shareholders for a vote.

(3) Collectively, at April 2, 2002, DeBaux owned 78.7% of all shares entitled to vote on shareholder matters.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None

PROPOSALS BY SECURITY HOLDERS

None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as to each person who is known to ACCI to be the beneficial owner of more than 5% of ACCI's outstanding common and preferred stock and as to the security and percentage ownership of each executive officer and director of ACCI and all officers and directors of ACCI as a group, based on 8,176,835 shares of common stock (assuming that all outstanding options and warrants are exercised or converted) and 4,000,000 shares of Series A Convertible Preferred Stock issued and outstanding as of April 2, 2002. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed. All numbers reflect the 1:12 reverse split of ACCI's common stock effected on April 2, 2002.

                                                           Amount and
                                                           Nature of    Percent
Title       Name and Address                               Beneficial     of
of Class    of Beneficial Owner         Title              Ownership     Class
--------    -------------------         -----              ---------     -----

Common      Thomas Krucker              President,           41,667        *
Stock                                   Secretary            Direct
                                        and Director


Common      Jerry Ludeman               Executive               0          *
Stock                                   Vice President
                                        and Director

Common      Christopher M. Vance (1)    Treasurer,        4,000,000      48.9%
Stock                                   Vice President     Indirect
                                        and Director


Preferred   Christopher M. Vance (1)    Treasurer,        4,000,000       100%
Stock                                   Vice President     Indirect
                                        and Director


Common      Ronald Mears (2)                                552,001       6.7%
Stock                                                        Direct

Common      WebQuest                                        791,667       9.7%
Stock       International, Inc. (3)                          Direct


Common      All officers and                              4,041,667      49.4%
Stock       directors as a group
            (3 persons)

* Less than 1%

(1) Christopher M. Vance is affiliated with DeBaux Holdings, LLC, through which he holds 4,000,000 shares of ACCI's common stock and 4,000,000 shares of ACCI's Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock entitles the holder to 2.5 votes on shareholder matters.

(2) This consists of 468,667 shares of common stock and options to purchase up to 83,334 additional shares of ACCI's common stock at an exercise price of $6.00 per share. These options expire on May 14, 2003, and can be exercised within 60 days of the record date.

(3) This consists of 300,000 warrants and 491,667 shares of common stock. The 300,000 warrants consist of the following: (a) 100,000 Class A Warrants that entitle WebQuest to purchase common stock for $1.50 per share for a period of two years; (b) 100,000 Class B Warrants that entitle WebQuest to purchase common stock for $2.004 per share for a period of two years; and (c) 100,000 Class C Warrants that entitle WebQuest to purchase common stock for $2.496 per share for a period of two years. WebQuest can exercise its warrants within 60 days of the record date.

CHANGE IN CONTROL

Effective February 28, 2002, ACCI completed the acquisition of Water Star Bottling, Inc., a Wyoming corporation, pursuant to a Definitive Agreement and Plan of Acquisition whereby in exchange for issuing an aggregate amount of 48,000,000 pre-split shares of ACCI's common stock and 4,000,000 shares of ACCI's Series A Convertible Preferred Stock to DeBaux Holdings, LLC, the sole shareholder of Water Star, ACCI received 97.5% of the outstanding and issued shares of capital stock of Water Star from DeBaux. Christopher Michael Vance, who was the president of Water Star and now serves as a director on ACCI's Board of Directors, is affiliated with DeBaux Holdings, which retains 2.5% ownership of Water Star.

ACCI filed a Form 8-K with the SEC disclosing the change of control on March 15, 2002. A copy of the agreement is included in the Form 8-K.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING
STOCKHOLDER

The following actions were taken based upon the unanimous recommendation by ACCI's Board of Directors and the written consent of the consenting stockholder:

                            ACTION 1
           AMENDMENT TO THE ARTICLES OF INCORPORATION
                TO CHANGE THE NAME OF THE COMPANY

The Board of Directors and the consenting stockholders unanimously adopted and approved an amendment to ACCI's Articles of Incorporation to change the corporation's name to American Water Star, Inc., which is referred to as the "Name Amendment". The Name Amendment will be implemented by filing a Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State. The text of the Name Amendment is attached as Exhibit B and is incorporated herein by reference. In the judgment of ACCI's Board of Directors, the Name Amendment is desirable in view of the significant change in the ACCI's character and strategic focus relating to its water bottling and distribution business.

The Name Amendment will become effective upon the filing of the Certificate of Amendment with the Secretary of State of Nevada. Under federal securities laws, ACCI cannot file the certificate of amendment until at least 20 days after the mailing of this Information Statement.

                            ACTION 2
           AMENDMENT TO THE ARTICLES OF INCORPORATION
             TO INCREASE THE AUTHORIZED COMMON STOCK

The Board and the consenting stockholders unanimously adopted and approved an amendment to ACCI's Articles of Incorporation to increase the authorized common stock from 8,333,333 to 150,000,000 shares, which is referred to as the "Authorized Shares Amendment". The text of the Authorized Shares Amendment is attached hereto as Exhibit C. Currently, ACCI has 8,333,333 shares of common stock authorized, of which 7,793,501 shares are issued and outstanding as of the record date.

The Authorized Shares Amendment will be implemented by filing the Certificate of Amendment with the Secretary of State of Nevada. Once ACCI files the Certificate of Amendment, ACCI will have approximately 142,206,499 shares of authorized but unissued common stock available for issuance. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options. ACCI's Board would be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If in a particular transaction shareholder approval were required by law or any stock exchanges or markets or were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that ACCI may have the requisite number of voting shares to consummate the transaction.

The Authorized Shares Amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of ACCI in effect on the date of this Information Statement. However, ACCI stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of ACCI or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant shareholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving ACCI. ACCI is not aware of any proposed attempt to take over the company or of any attempt to acquire a large block of ACCI's common stock. ACCI has no present intention to use the increased authorized common stock for anti-takeover purposes.

The Authorized Shares Amendment will become effective upon the filing of the Certificate of Amendment. Under federal securities laws, ACCI cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement


By order of the Board of Directors:

/s/ Thomas F. Krucker
President

                            EXHIBIT A


                    CONSENT ACTION IN WRITING
                             OF THE
                       BOARD OF DIRECTORS
                    AND MAJORITY SHAREHOLDER
                               OF
                  AMERICAN CAREER CENTERS, INC.
                     (A NEVADA CORPORATION)

                       IN LIEU OF MEETING

Subject to the execution of counterparts to this consent action in writing by a majority of the voting power of the shareholders of American Career Centers, Inc., a Nevada corporation (the "Corporation"), the undersigned, acting pursuant to Section
78.320 of the Nevada Revised Statutes, and Article II Section 9 of the Bylaws of the Corporation, hereby consent to take the following actions and adopts the following resolutions effective April 2, 2002.

           AMENDMENT TO THE ARTICLES OF INCORPORATION
                    TO EFFECT CHANGE IN NAME

WHEREAS, it is proposed that this Corporation amend its Articles of Incorporation to reflect a name change to American Water Star, Inc.; the purpose of which is to reflect the significant change in the Corporation's character and strategic focus relating to its water bottling and distribution business.

NOW, THEREFORE, BE IT RESOLVED, that any executive officer of this Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of this Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Corporation on behalf of this Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Corporation.

           AMENDMENT TO THE ARTICLES OF INCORPORATION
        TO EFFECT THE INCREASE IN THE AUTHORIZED CAPITAL

WHEREAS, it is proposed that this Corporation amend its Articles of Incorporation to reflect an increase the authorized share amount of its common stock from 8,333,333 to 150,000,000 so that unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions and the issuance or reservation of common stock for employee stock options.

NOW, THEREFORE, BE IT RESOLVED, that any executive officer of this Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of this Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

FURTHER RESOLVED, that any action or actions heretofore taken by any executive officer of this Corporation on behalf of this Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Corporation.

                           DIRECTORS:


                         Thomas Krucker


                          Jerry Ludeman


                      Christopher M. Vance

                          STOCKHOLDERS:

                      DeBaux Holdings, LLC
               By: Christopher M. Vance, President

                             * * * *

                            EXHIBIT B
                       THE NAME AMENDMENT

RESOLVED, that Article One of the Articles of Incorporation of the Corporation be amended to read in its entirety as follows:

                           ARTICLE ONE
                              NAME

    The name of the Corporation is American Water Star, Inc.

                             * * * *

                            EXHIBIT C
                 THE AUTHORIZED SHARES AMENDMENT

RESOLVED FURTHER, that Article Four of the Articles of
Incorporation of the Corporation be amended to read in part as follows:

                          ARTICLE FOUR
                             SHARES

The total number of shares of stock which the Corporation shall have authority to issue is 170,000,000 shares, consisting of 150,000,000 shares of Common Stock having a par value of $.0001 per share and 20,000,000 shares of Preferred Stock having a par value of $.0001 per share.